SECURITY AGREEMENT          EX-10.31

     SECURITY AGREEMENT dated April 30, 1996, made by Work RECOVERY, INC., a Colorado corporation (the "Grantor"), and DOUGLAS J. ENGMANN ("Secured Party").

                                 RECITALS:

     Secured Party and Grantor have entered into a loan agreement of even date pursuant to which Secured Party has agreed to loan Grantor up to $125,000.00, and the indebtedness to be incurred by Grantor is evidenced by a Promissory Note (the "Note") of even date herewith.

     NOW THEREFORE, in consideration of the premises and in order to induce Secured Party to enter into and perform under the loan agreement and the Note, the Grantor hereby agrees with Secured Party as follows:

     SECTION 1. Grant of Security. The Grantor hereby assigns and pledges to Secured Party, and hereby grants to Secured Party a security interest in and to

     (a) all claims, liabilities, accounts receivables and notes owed to Grantor by Toyota ____________ (the Receivable );

     (b) those certain ERGOS WorkStations identified as follows: (i) the R&D WorkStation; Serial Number EWS-9206123-E11-11111; and (ii) the Suite 8 WorkStation, Serial Number EWS-9412262-EA1-AAAAA (the Equipment ).

     (c) All accounts receivable, contract rights, chattel paper, instruments, general intangibles, instruments, notes, drafts, acceptances, cash, bank balances and other obligations of any kind now or hereafter existing, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to the Receivable or the Equipment (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being also included within the term the "Receivables" and any and all such leases, security agreements and other contracts relating thereto being the "Related Contracts");

     (d) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loan payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing; and

     (e) The products and proceeds of all of the foregoing. It is the intent and understanding of the parties hereto that the coverage of the security interest granted hereby be broadly and liberally construed to include all personal property of any nature arising out of or relating to the specifically described collateral.

     SECTION 2. Security for Obligations. This Agreement secures the payments of all obligations of the Grantor now or hereafter existing under the loan agreement and the Note, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Grantor now or hereafter existing under this Agreement (all such obligations being the "Obligations").

     SECTION 3. Grantor Remains Liable. Anything herein to the contrary notwithstanding,

     (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

     (b) the exercise by Secured Party of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

     (c) Secured Party shall have no obligations or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

     (a) The chief place of business and chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Collateral are located in Tucson, Arizona. All of the tangible personal property covered hereby is located in Tucson, Arizona. The Grantor shall cause any tangible personal property covered hereby and not located in Tucson, Arizona on the date hereof to be moved thereto within 30 days after the date hereof.

     (b) This Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Obligations, and all filing and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     (c) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and Equipment Financings. No effective financing statement or other similar instrument is on file in any recording office covering the Collateral, except such as may have been filed in favor of Secured Party relating to this Agreement or with respect to Equipment Financings.

     (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body not already undertaken is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by Secured Party of his rights and remedies hereunder.

     SECTION 5.  Further Assurances.

     (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce his rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will executeand file such financing or continuation statements, or amendments thereto and such other instruments or notices,or take such further action, as may be necessary or as Secured Party may reasonably request, in order to perfectand preserve the security interests granted or purported to be granted hereby.

     (b) The Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or part of the Collateral without the signature of the Grantor where permitted by law.

     (c) The Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

     SECTION 6.  As to Equipment.  The Grantor shall:

     (a) Other than in the ordinary course of business, keep the Equipment at the place therefor specified in Section 4(a) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment.

     (b) Pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, except to the extent the validity thereof is being contested in good faith.

     SECTION 7.  Insurance.

     (a) The Grantor shall, at its own expense, maintain a complete insurance package in such amounts, against such risks, in such form and with such insurers, as shall reasonably be required from time to time by the Secured Party. Each policy for liability insurance shall provide for all losses to be paid on behalf of Secured Party and the Grantor as their respective interests may appear, and shall provide that at least 10 days' prior written noticeof cancellation, amendment, change of beneficiary or lapse shall be given to Secured Party by the insurer. TheGrantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance.

     (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 7 may be paid directly to the person who shall have incurred liability covered by such insurance.

     SECTION 8.  As to Receivables.

     (a) The Grantor shall keep its chief place of business and chief executive office at the office where the Grantor keeps its records concerning the Receivable at the location therefor specified in Section 4(a) or, upon 30 days' prior written notice to Secured Party, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to the Receivables. The Grantor will hold and preserve such recordson chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

     (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at Secured Party's direction, if an Event of Default shall occur, shall take) such actionas the Grantor or Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, however, that upon the occurrence of an event of default (hereunder or under the Note), Secured Party shall have the right to notify the account debtors or obligors under the Receivable of the assignment of such Receivable toSecured Party and to direct such account debtors or obligors to make payment of all amounts due or to become dueto the Grantor thereunder directly to Secured Party and, upon such notification and at the expense of the Grantor,to enforce collection of any such Receivable and to adjust, settle or compromise the amount or payment thereof,in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence,

          (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivable shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be applied as provided by Section 13(b); and

          (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any receivable, or release wholly or partly an account debtor or obligor thereof, or allow any credit or discount thereon.

     SECTION 9.  Transfers and Other Liens.  The Grantor shall not:

     (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except in the ordinary course of business in which case such Collateral shall be free and clear of the security interest created hereby.

     (b) Create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure debt of any person or entity, except for the security interest created by this Agreement.

     SECTION 10. Secured Party Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in Secured Party's discretion, upon the occurrence of an event of default under the Loan Agreement or Note, to accomplish the purposes of this Agreement (subject to the rights of the Grantor under Section 8), including without limitation:

          (i) to obtain and adjust insurance required to be paid to Secured Party pursuant to Section 7;

          (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for monies due and to become due under or in respect of any of the Collateral;

          (iii) to receive, enforce, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or
     (ii) above;  and

          (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

     SECTION 11. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, upon the occurrence of an event of default under the Loan Agreement or Note, Secured Party may cure such event of default, and the expenses of Secured Party incurred in connection therewith shall be payable by the Grantor under Section 14(b).

     SECTION 12.  Secured Party's Duties.  The powers conferred on Secured
Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 13. Remedies. If any event of default under the Note or Loan Agreement shall have occurred and be continuing:

     (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may

          (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place in Tucson, Arizona, to be designated by Secured Party which is reasonably convenient to both parties; and

          (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale in Tucson, Arizona, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable.

     The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to Section 14) in whole or in part by Secured Party against all or any part of the Obligations. All Collateral that is cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 14.  Indemnity and Expenses.

     (a) The Grantor agrees to indemnify Secured Party for, from and against all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct.

     (b) The Grantor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Secured Party may incur in connection with

          (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

          (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or

          (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

     SECTION 15. Security Interest Absolute. All rights of Secured Party and security interests hereunder, and all Obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (i) any lack of validity or enforceability of the Loan Agreement, the Note or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Agreement or the Note;

          (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Obligations of the Grantor in respect of this Agreement.

     SECTION 16. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communications) and,


     if to the Secured Party, mailed or telegraphed or delivered to it, addressed to it at:

          Douglas J. Engmann
          Sage Clearing, L.P.
          220 Bush Street, Suite 600
          San Francisco, CA 94104

     if to Grantor, mailed or delivered to it, addressed to Grantor at:

          Work Recovery, Inc.
          2341 S. Friebus, Suite 14
          Tucson, AZ 85713

or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective on the third day after deposit in the mails or on the day delivered to the telegraph company, respectively addressed as aforesaid.

     SECTION 18. Continuing Security Interest; Transfer of Notes. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon the Grantor, its successors and assigns and
(iii) inure to the benefit of Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), SecuredParty may assign or otherwise transfer the Note (or any interest thereunder) to any other person or entity, and suchother persons or entity shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 19. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. Unless otherwise defined herein or in the Loan Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of Arizona are used herein as therein defined. All terms defined in the Loan Agreement and not otherwise defined herein shall have the same meaning herein as therein.

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                          WORK RECOVERY, INC.,
                          a Colorado corporation


                          By___________________________________________________
                               Its authorized officer

                                                   "Grantor"



                          _____________________________________________________
                          Douglas J. Engmann
                                                   "Secured Party"

                          DEMAND PROMISSORY NOTE


$125,000.00                                                  April 30, 1996
                                                            Tucson, Arizona

     FOR VALUE RECEIVED, WORK RECOVERY, INC. (the Maker), a Colorado corporation, promises to pay to the order of DOUGLAS J. ENGMANN (the Holder, which term shall also include subsequent holders and other assignees of this
Note) at Tucson, Arizona, or at such other place as Holder may from time to time designate in writing, the principal sum of One Hundred Twenty-Five Thousand and No/100 Dollars ($125,000.00) in immediately available funds, together with interest in arrears as hereinafter provided on the unpaid principal balance, from the date of this Note until such principal balance is paid in full.

     The principal amount of this Note shall bear interest at ten percent (10%) per annum. Interest as herein provided shall be computed on a daily basis and calculated on the basis of a 365-day year for the actual number of days elapsed. Interest shall be simple, and not compounded, throughout the term of this Note.

     The entire indebtedness (principal and interest) evidenced by this Note, if not sooner paid, shall be due and payable in full on demand, and, if no demand is made, on May 31, 1996.

     Maker shall have the right to prepay the principal balance of this Note in full or in part at any time without penalty or premium.

     If any of the following events takes place (each, an Event of Default ), Holder at its option may declare all principal and interest then remaining unpaid and all other amounts payable under this Note immediately due and payable:

     (i) Maker fails to pay principal of or interest on this Note when such payment is due; or

     (ii) A receiver, liquidator or trustee of Maker or any substantial part of Maker s assets or properties is appointed by a court order and such appointment remains in effect for sixty (60) days; or

     (iii)A default occurs under the Security Agreement; or

     (iv) Any of Maker's property is sequestered by or in consequence of a court order and such order remains in effect for more than sixty (60) days; or

     (v) Maker files a petition in voluntary bankruptcy or requests reorganization under any provision of any bankruptcy, reorganization or insolvency law or consents to the filing of any petition against him under any such law; or,

     (vi) Maker makes a formal or informal general assignment for the benefit of its creditors, or admits in writing its inability to pay debts generally when they become due, or consents to the appointment of a receiver or liquidator of Maker or of all or any part of his property.

     Upon the occurrence of an Event of Default, interest on the outstanding principal balance of the Note shall accrue at fifteen percent (15%) per annum.

     If an Event of Default occurs and is continuing and Holder incurs costs or expenses in connection with its collection of the principal of or interest on this Note, such reasonable costs and expenses shall be paid by Maker and constitute part of the indebtedness evidenced by this Note.

     Payment of this Note is secured by a security agreement (the Security Agreement ) of even date herewith, covering (i) certain account receivables and (ii) certain equipment.

     Presentment, demand, notice of dishonor, and protest are waived by Maker. No delay by Holder in exercising any of the rights it may have hereunder shall operate as a waiver of any of the rights Holder may have, and any waiver granted for one occasion shall not operate as a waiver of any subsequent default.

     All rights and remedies existing under this Note are cumulative and in addition to, and not exclusive of, any rights or remedies otherwise available.

     This Note shall be governed by and construed in accordance with the laws of the United States and the State of Arizona, without regard to such of those laws as govern the choice of law or mandate reliance upon laws foreign to such State.

     This Note shall be binding upon and enforceable against Maker s personal representatives and assigns, and shall inure to the benefit of and be enforceable by Holder s heirs, personal representatives, successors and assigns.

                            WORK RECOVERY, INC.



                            By_________________________________________________
                                 Its President

                                                      Maker